Third Quarter 2025 Supplemental Information OCTOBER 21, 2025

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of October 21, 2025. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2025 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 KKR Real Estate Finance Trust Inc. Overview Best In Class Portfolio Conservative Balance Sheet KREF’s Manager Fully Integrated with KKR $5.3 B Loan Portfolio 100% Senior Loans 58% Multifamily & Industrial $110 M Average Loan Size(1) 100% QTD Interest Collected Senior loans secured primarily by transitional, institutional multifamily and industrial properties owned by high quality sponsors $7.7 B Financing Capacity 77% Fully Non-Mark-to-Market(2) Conservative liability management focused on diversified non-mark-to-market financing 15% KKR Ownership in KREF $933 M Current Liquidity(3) $686 B Global AUM(4) $82 B Real Estate AUM(4)(5) ~145 Real Estate Professionals(4) One firm culture that rewards investment discipline, creativity and determination and emphasizes the sharing of information, resources, expertise and best practices (1) Average loan size is inclusive of the unfunded commitment (2) Based on outstanding principal amount of secured financing. The remaining is subject to credit marks only (3) Includes $204 million of cash, $700 million of undrawn corporate revolver capacity and $29 million of available borrowings based on existing collateral (4) As of June 30, 2025 (5) Figures represent AUM across all KKR real estate transactions

4 • 3Q 2025 Net Income(1) of $0.12 per diluted share • 3Q 2025 Distributable loss(2) of ($0.03) per diluted share (includes a realized loss of $14 million, or ($0.22) per diluted share) • Book Value per Share (“BVPS”) of $13.78 per share (includes a CECL allowance of $160 million, or ($2.45) per share as of September 30, 2025, representing 302 basis points of loan principal balance) Third Quarter 2025 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts. Excludes loans on nonaccrual status • Originated and funded $132 million and $68 million, respectively, relating to two floating-rate loans • $5.3 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 7.8% • Multifamily and industrial assets represent 58% of loan portfolio • Received $480 million in loan repayments • Funded $16 million for existing loans • Collected 100% of interest payments • Weighted average risk rating of 3.1 • Monitoring five watch list loans, including two office and two life science assets • Resolved a risk-rated 5 loan by taking title to a multifamily property in Raleigh, NC Financials Portfolio Liquidity & Capitalization • $933 million of available liquidity, including $204 million of cash and $700 million of undrawn capacity on the corporate revolver • Upsized the secured term loan from $549 million to $650 million and reduced the spread by 0.75% to S+2.50% • Increased the borrowing capacity of the corporate revolver by $40 million to $700 million • Diversified financing sources totaling $7.7 billion with $3.1 billion of undrawn capacity • 77% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No final facility maturities until 2027 and no corporate debt due until 2030 • Repurchased 0.4 million shares at an average price per share of $9.41 for a total of $4 million

5 3Q'25 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and an equity method investment (3) Book value per share includes CECL allowance of $160 million or ($2.45) per share and accumulated depreciation of $5 million or $0.08 per share (4) Amount excludes 239,922 deferred stock units Income Statement ($ in Millions) 3Q'25 Net interest income $25.3 Other income 6.1 Provision for credit losses (1.0) Operating expenses (17.7) Preferred stock dividends (5.3) Other 0.6 Net Income Attributable to Common Stockholders $8.1 Net Income per Share, Diluted $0.12 Distributable Loss(1) ($2.3) Distributable Loss per Share, Diluted(1) ($0.03) Dividend per Share $0.25 Diluted Weighted Average Shares Outstanding 65,876,727 Balance Sheet ($ in Millions) 3Q'25 Commercial real estate loans, net $5,139.3 Real estate assets(2) 559.5 VIE assets, CMBS trust 505.8 Cash 204.1 Other 76.2 Total Assets $6,485.0 Secured financing agreements, net $2,699.1 Collateralized loan obligations, net 1,324.4 Secured term loan, net 633.5 VIE liabilities, CMBS trust 496.7 Other 49.1 Total Liabilities $5,202.9 Total Equity $1,282.1 Common Shareholders' Equity $902.0 Book Value per Share(3) $13.78 Common Shares Outstanding(4) 65,227,255

6 ($0.19) ($0.53) $0.12 $0.37 ($0.04) ($0.03) Net Income (Loss) per Diluted Share Distributable Earnings (Loss) per Diluted Share 3Q'24 2Q'25 3Q'25 Recent Operating Performance Note: Net income (loss) attributable to common stockholders; See Appendix for definition of Distributable Earnings and reconciliation to financial results prepared in accordance with GAAP (1) 3Q'24 Distributable earnings before realized losses was $28 million, or $0.40 per share (2) 2Q'25 Distributable earnings before realized losses, net was $16 million, or $0.24 per share (3) 3Q'25 Distributable earnings before realized losses was $12 million, or $0.18 per share Net Income and Distributable Earnings Dividends and Book Value Per Share ($ in Millions) 3Q'24 2Q'25 3Q'25 Net income (loss): ($13.0) ($35.4) $8.1 Distributable earnings (loss): $25.9 ($2.9) ($2.3) 3Q'24 2Q'25 3Q'25 Dividend per share: $0.25 $0.25 $0.25 Dividend yield on book value per share: 6.7% 7.2% 7.3% $14.84 $13.84 $13.78 Book Value per Share 3Q'24 2Q'25 3Q'25 Dividend declared per share (1) $0.25 (2) (3)

7 3Q'25 Loan Originations – Case Studies Investment Long Island Multifamily Atlanta Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $71 million(1) $61 million Location Melville, NY Atlanta, GA Collateral 299-Unit Class A Multifamily Rental Property 287-Unit Class A Multifamily Rental Property Loan Purpose Construction Refinance LTV(2) 55% 67% Investment Date July 2025 September 2025 Asset Photos (1) The total whole loan is $142 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 50% of the loan (2) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated

8 Multifamily 42% Office 21% Industrial 16% Life Science 14% Hospitality 5% Other 2% Class-A 82% Class-B 18% KREF Loan Portfolio by the Numbers (1) Includes loans, real estate assets and CMBS investments (2) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (3) “Other” property types include: 2% Student Housing and <1% Mixed Use (4) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography Investment Type Property Type Interest Rate TypeTotal Portfolio(1) 4% 13% 15% 17% 12% Other <4%: 18% ($ in Millions) 100% Office(4) 5% Washington, D.C. $6,792 $7,916 $7,752 $6,272 $5,851 4Q'21 4Q'22 4Q'23 4Q'24 3Q'25 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 90% Class-B 10% (2) (3) 7% 4% 5%

9 0% 8% 81% 3% 8% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.1 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV excludes risk-rated 5 loans. (2) Weighted average is weighted by current principal amount Collected 100% of interest payments due on the loan portfolio in 3Q'25 Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 66% Loan Count 3Q '2 5 Weighted Average LTV(2): 65% Weighted Average Risk Rating(2): 3.1 2Q '2 5 21% 25% 22% 28% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 25% 23% 18% 30% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 3 2 345 0 3 3 244Loan Count 0% 9% 78% 6% 7% 1 2 3 4 5

10 KREF Life Science Loan Portfolio Overview 100% of KREF's loan exposure is located in the top two Life Science markets Location MSA Investment Date Loan Purpose Development Status Year Built or Renovated Asset Quality Committed Principal Outstanding Principal Net Equity Loan per SF(1) Max Term (Years)(2) Boston, MA Boston Apr-21 Acquisition Complete 2022 Class A/B $166.2 $164.1 $59.8 $681 0.4 Risk-Rated 5: Total / Weighted Average $166.2 $164.1 $59.8 0.4 Cambridge, MA Boston Dec-21 Construction Complete 2023 Class A 115.7 97.6 25.1 1,072 1.3 Risk-Rated 4: Total / Weighted Average $115.7 $97.6 $25.1 1.3 Boston, MA Boston Aug-22 Construction Complete 2024 Class A 312.5 229.6 33.8 747 1.9 Redwood City, CA San Francisco Sep-22 Construction In Process 2025 Class A 145.2 91.3 17.9 886 2.0 Brisbane, CA San Francisco Jul-21 Refinance N/A 2020 Class A 89.8 82.3 23.4 711 2.9 San Carlos, CA San Francisco Feb-22 Recapitalization Complete 2023 Class A 89.1 60.1 21.6 410 2.1 Risk-Rated 3: Total / Weighted Average $636.6 $463.3 $96.7 2.1 Grand Total / Weighted Average $918.5 $725.0 $181.6 1.6 Completed 74% In Process 16% N/A 10% Boston 65% San Francisco 35% Life Science Assets Development Status(3) Metropolitan Statistical Area(3) Note: Amounts shown in millions, except for Loan per SF (1) Loan Per SF based on current principal amount divided by current SF. For Construction loans, Loan per SF based on total commitment amount of the loan divided by the proposed SF (2) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount (3) Based on committed principal

11 2Q'25 Watch List Intra-Quarter Activity 3Q'25 Watch List Total Principal: $443 million Risk Rating: 5 Total Principal: $358 million Minneapolis Office Minneapolis Office Boston Life Science Boston Life Science Raleigh Multifamily } Transferred to REO Total Principal: $202 million Risk Rating: 4 Total Principal: $302 million San Diego Multifamily San Diego Multifamily Chicago Office Chicago Office downgraded from risk-rated 3 to risk-rated 4 { Cambridge Life Science Watch List Migrations Quarter-over-Quarter In 3Q'25, KREF had one loan with a risk rating downgrade added to the watch list and resolved one watch list loan

12 Case Studies: Watch List Loans Investment Minneapolis Office Boston Life Science Loan Type Floating-Rate Senior Loan(1) Floating-Rate Senior Loan Investment Date November 2017 April 2021 Collateral Two Class-A Office Buildings totaling 1.1mm SF Two Buildings totaling 482k SF Loan Purpose Refinance Acquisition Location Minneapolis, MN Boston, MA Committed Amount $199 million(1) $166 million(2) Current Principal Amount $194 million(1) $164 million Loan Basis(3) $182 / SF $681 / SF Coupon + 2.3%(1) + 3.7% Max Remaining Term (Yrs.) 0.8 0.4 Loan Risk Rating 5 5 (1) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of September 30, 2025, at a fixed PIK interest rate of 4.5% (2) The total whole loan is $332 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan (3) Loan basis reflects outstanding current principal amount before any CECL adjustments

13 Case Studies: Watch List Loans cont. Investment Cambridge Life Science San Diego Multifamily Chicago Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date December 2021 October 2021 July 2019 Collateral Class-A Lab & Office Building totaling 374k SF 231-unit Class-A Multifamily Class-A Office Building totaling 1mm SF Loan Purpose Construction Refinance Refinance Location Cambridge, MA San Diego, CA Chicago, IL Committed Amount $116 million(1) $115 million $105 million Current Principal Amount $98 million $113 million $91 million Loan Basis(2) $1,072 / SF $490k / unit $87 / SF Coupon + 4.0% + 3.6% + 2.3% Max Remaining Term (Yrs.) 1.3 1.1 2.9 Loan Risk Rating 4 4 4 (1) The total whole loan is $401 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 29% of the loan (2) Loan basis reflects outstanding current principal amount before any CECL adjustments

14 Overview of Real Estate Assets Real Estate Owned Location Property Type Acquisition Date Square Footage/ Units Investment Amount(2) ($ in millions) Investment Amount per Square Foot/ Unit Mountain View, CA Class A Office Campus June 2024 449,006 $121 $391 / SF Portland, OR Retail / Redevelopment December 2021 n.a.(3) 94 n.a. West Hollywood, CA Luxury Condo April 2025 37 units 94 $2.5M / unit Seattle, WA(4) Class A Life Science June 2024 213,056 93 $583 / SF Raleigh, NC Multifamily August 2025 320 units 72 $223k / unit Philadelphia, PA Office December 2023 210,528 32 $151 / SF Total REO $506 Note: Figures as of September 30, 2025. Property type and location breakouts based on total proforma investment amount (1) Equity represents investment amount less current financing and noncontrolling interests (2) Investment Amount represents the value of land, building, and certain other adjustments to basis, net of noncontrolling interests (3) Estimated entitlement of 4+ million square feet (4) Included in "Equity method investment, real estate asset" on the Condensed Consolidated Balance Sheets Equity(1) of approximately $370 million ($5.65 per share) was held in our Real Estate Assets Office 30% Retail / Redevelopment 19% Condo 19% Life Science 18% Multifamily 14% CA 43% OR 19% WA 18% NC 14% PA 6% Property Type Location

15 Collateralized Loan Obligations 28% Term Lending Agreements 16%Secured Term Loan 14% Term Loan Facility 11% Asset Specific 8% Term Credit Facilities 23% Financing Overview: 77% Non-Mark-To-Market Diversified financing sources totaling $7.7 billion with $3.1 billion of undrawn capacity Summary of Outstanding Financing Leverage Ratios (3) Outstanding Financing(5) ($ in Millions) Maximum Capacity Outstanding Principal Amount Weighted Avg. Coupon(1) Advance Rate Non- MTM Term Credit Facilities $1,900 $1,091 +1.9% 64.0% (2) Term Lending Agreements $1,183 $731 +1.5% 76.2% ü Warehouse Facility $500 $0 n/a n/a ü Secured Term Loan $648 $648 +2.5% — ü Corporate Revolving Credit Facility $700 $0 +2.0% — ü Total Debt $4,931 $2,470 Collateralized Loan Obligations $1,324 $1,324 +1.7% 78.8% ü Term Loan Facility $1,000 $527 +2.0% 77.1% ü Asset Specific Financing $481 $358 +2.9% 80.3% ü Total Leverage $7,736 $4,680 1.8 3.6 Debt-To-Equity Ratio Total Leverage Ratio(4) x (1) Weighted average coupon expressed as spread over Term SOFR (2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) KREF stockholders' equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligations, less cash to (ii) KREF stockholder's equity, in each case, at period end (5) Based on outstanding principal amount of secured financing Non-Mark- to-Market 77% x

16 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $594 $309 $187 $1,091 Capacity $1,000 $500 $400 $1,900 Collateral: Loans / Principal Balance 8 Loans / $853 8 Loans / $521 7 Loans / $330 23 Loans / $1,705 Final Stated Maturity(1) September 2029 July 2027 December 2027 - Weighted Average Pricing(2) +1.6% +2.1% +2.5% +1.9% Weighted Average Advance 69.7% 59.2% 56.7% 64.0% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over Term SOFR (3) Based on principal balance of financing Property Type(3) Multifamily 46% Office 29% Life Science 18% Industrial 6% Mixed Use 1%

17 $204 $904 $204 $700 $29 $933 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Liquidity Overview (1) Unencumbered assets includes $215 million of real estate owned assets, $45 million of CMBS investments and $40 million of unencumbered senior loans (2) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $301 million of total unencumbered assets(1) as of September 30, 2025 (4) (2)

18 Earnings Sensitivity to Change in SOFR 99% floating-rate loan portfolio indexed to Term SOFR Quarterly Net Interest Income Per Share Sensitivity to Change in Market Rates Term SOFR = 4.13% As of September 30, 2025 ($ Impact Per Share) Note: Based on portfolio as of September 30, 2025 Change in SOFR ($0.01) ($0.01) $0.00 $0.01 $0.02 -1.00% -0.50% 0.00% +0.50% +1.00% (0.04) (0.03) (0.02) (0.01) 0.00 0.01 0.02 0.03 0.04

19 Appendix

20 3Q'25 Portfolio Details ($ in Millions) # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal / Investment Amount Outstanding Principal / Investment Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan / Investment Per SF / Unit / Key(7) Origination LTV(4)(8) Risk Rating Senior Loans 1 Senior Loan Boston, MA Life Science 8/3/2022 312.5 312.5 229.6 33.8 +4.2% 1.9 $747 / SF 56% 3 2 Senior Loan Bellevue, WA Office 9/13/2021 520.8 260.4 224.6 55.9 +3.7% 1.5 $851 / SF 63% 3 3 Senior Loan Various Industrial 4/28/2022 504.5 252.3 252.3 64.1 +2.7% 1.6 $98 / SF 64% 3 4 Senior Loan Bronx, NY Industrial 8/27/2021 381.2 228.7 217.2 56.0 +8.2% 0.4 $277 / SF 52% 3 5 Senior Loan Los Angeles, CA Multifamily 2/19/2021 220.0 220.0 220.0 46.6 +2.9% 0.4 $410,430 / unit 68% 3 6 Senior Loan Minneapolis, MN Office 11/13/2017 199.4 199.4 194.4 96.2 +2.3% 0.8 $182 / SF n.a. 5 7 Senior Loan The Woodlands, TX Hospitality 9/15/2021 181.4 181.4 181.4 38.7 +4.3% 1.0 $199,513 / key 64% 2 8 Senior Loan Washington, D.C. Office 11/9/2021 181.0 181.0 179.5 71.2 +3.1% 2.2 $503 / SF 55% 3 9 Senior Loan West Palm Beach, FL Multifamily 12/29/2021 171.5 171.5 171.4 36.5 +2.8% 1.3 $211,091 / unit 73% 2 10 Senior Loan Boston, MA Life Science 4/27/2021 332.3 166.2 164.1 59.8 +3.7% 0.4 $681 / SF n.a. 5 11 Senior Loan Redwood City, CA Life Science 9/30/2022 580.9 145.2 91.3 17.9 +4.5% 2.0 $886 / SF 53% 3 12 Senior Loan Plano, TX Office 2/6/2020 141.1 141.1 137.1 30.3 +4.1% 0.9 $189 / SF 64% 3 13 Senior Loan Raleigh, NC Industrial 6/24/2025 407.6 125.0 125.0 23.9 +2.4% 4.8 $152 / SF 71% 3 14 Senior Loan Various Industrial 6/15/2022 240.4 120.2 106.0 27.0 +2.9% 1.8 $130 / SF 51% 3 15 Senior Loan Arlington, VA Multifamily 1/20/2022 119.3 119.3 119.3 27.5 +3.1% 1.4 $397,644 / unit 65% 3 16 Senior Loan Cambridge, MA Life Science 12/22/2021 401.3 115.7 97.6 25.2 +4.0% 1.3 $1,072 / SF 51% 4 17 Senior Loan San Diego, CA Multifamily 10/20/2021 115.4 115.4 113.3 41.4 +3.6% 1.1 $490,310 / unit 71% 4 18 Senior Loan Philadelphia, PA Office 6/19/2018 114.3 114.3 114.3 25.9 +2.8% 1.4 $117 / SF 71% 3 19 Senior Loan Pittsburgh, PA Student Housing 6/8/2021 112.5 112.5 112.5 21.8 +3.0% 0.7 $155,602 / unit 74% 2 20 Senior Loan Chicago, IL Office 7/15/2019 105.0 105.0 90.7 53.8 +2.3% 2.9 $87 / SF 59% 4 21 Senior Loan Las Vegas, NV Multifamily 12/28/2021 101.1 101.1 101.1 21.3 +2.8% 1.3 $191,460 / unit 61% 3 22 Senior Loan Washington, D.C. Office 1/13/2022 228.5 100.0 99.9 15.0 +3.3% 2.4 $365 / SF 55% 3 23 Senior Loan Cary, NC Multifamily 11/21/2022 100.0 100.0 95.3 21.5 +3.4% 2.2 $244,275 / unit 63% 3 24 Senior Loan Boston, MA Industrial 6/28/2022 273.2 95.7 95.6 20.1 +2.7% 2.8 $197 / SF 52% 3 25 Senior Loan Orlando, FL Multifamily 12/14/2021 95.4 95.4 95.4 24.7 +3.1% 1.3 $251,715 / unit 74% 3 26 Senior Loan Brandon, FL Multifamily 1/13/2022 90.3 90.3 74.5 22.2 +3.1% 1.4 $193,377 / unit 75% 3 27 Senior Loan Brisbane, CA Life Science 7/22/2021 89.8 89.8 82.3 23.4 +3.4% 2.9 $711 / SF 71% 3 28 Senior Loan San Carlos, CA Life Science 2/1/2022 139.7 89.1 60.1 21.6 +1.0% 2.1 $410 / SF 68% 3 29 Senior Loan Dallas, TX Office 1/22/2021 87.0 87.0 87.0 18.9 +3.4% 0.4 $294 / SF 65% 3 30 Senior Loan North Palm Beach, FL Multifamily 5/22/2025 85.7 85.7 85.4 16.3 +2.3% 4.7 $341,600 / unit 72% 3 31 Senior Loan Various Multifamily 1/31/2025 142.2 85.3 84.4 20.6 +3.0% 4.4 $212,490 / unit 70% 3 32 Senior Loan Miami, FL Multifamily 10/14/2021 84.5 84.5 84.5 20.5 +2.9% 1.1 $287,415 / unit 76% 3 33 Senior Loan Phoenix, AZ Multifamily 3/26/2025 79.0 79.0 79.0 15.2 +2.3% 4.5 $312,332 / unit 69% 3 34 Senior Loan Dallas, TX Multifamily 12/23/2021 78.4 78.4 78.4 18.7 +2.9% 1.3 $241,164 / unit 67% 3 35 Senior Loan Philadelphia, PA Mixed Use 6/28/2024 77.7 77.7 24.4 8.8 +4.0% 3.8 $75 / SF 72% 3 36 Senior Loan Nashville, TN Hospitality 1/6/2025 75.8 75.8 75.0 14.4 +3.3% 4.3 $326,087 / key 64% 3 37 Senior Loan Delray Beach, FL Multifamily 3/26/2025 73.0 73.0 73.0 14.1 +2.3% 4.5 $257,042 / unit 71% 3 38 Senior Loan Melville, NY Multifamily 7/25/2025 142.1 71.1 7.6 6.9 +3.9% 4.9 $475,251 / unit 55% 3 39 Senior Loan Hollywood, FL Multifamily 12/20/2021 71.0 71.0 71.0 15.8 +2.8% 1.3 $287,449 / unit 74% 3 40 Senior Loan Charlotte, NC Multifamily 12/14/2021 70.3 70.3 68.0 14.0 +3.1% 1.3 $184,712 / unit 74% 3 41 Senior Loan Denver, CO Multifamily 9/14/2021 70.3 70.3 70.3 14.5 +2.8% 1.0 $290,496 / unit 78% 3 42 Senior Loan Plano, TX Multifamily 3/31/2022 63.3 63.3 63.3 29.6 +2.8% 1.9 $238,000 / unit 75% 3 43 Senior Loan Dallas, TX Multifamily 8/18/2021 63.1 63.1 63.1 14.5 +3.9% 0.9 $175,278 / unit 70% 3 44 Senior Loan Atlanta, GA Multifamily 9/16/2025 60.8 60.8 60.8 11.6 +2.4% 5.0 $211,847 / unit 67% 3 45 Senior Loan Durham, NC Multifamily 12/15/2021 59.5 59.5 57.9 23.7 +2.8% 2.3 $167,965 / unit 67% 3 46 Senior Loan San Antonio, TX Multifamily 4/20/2022 57.6 57.6 56.4 15.3 +2.7% 1.6 $164,950 / unit 79% 3 47 Senior Loan Sharon, MA Multifamily 12/1/2021 51.9 51.9 51.9 10.7 +2.9% 1.2 $270,443 / unit 70% 3 48 Senior Loan Atlanta, GA Multifamily 12/10/2021 51.4 51.4 51.4 13.0 +3.0% 1.3 $170,197 / unit 67% 3 49 Senior Loan Reno, NV Industrial 4/28/2022 140.4 50.5 50.5 11.5 +2.7% 1.6 $117 / SF 74% 3 50 Senior Loan Carrollton, TX Multifamily 4/1/2022 43.7 43.7 43.7 20.5 +2.9% 1.9 $136,478 / unit 74% 3 *See footnotes on subsequent page

21 # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal / Investment Amount Outstanding Principal / Investment Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan / Investment Per SF / Unit / Key(7) Origination LTV(4)(8) Risk Rating Senior Loans 51 Senior Loan Dallas, TX Multifamily 4/1/2022 42.4 42.4 42.4 20.4 +2.9% 0.2 $119,144 / unit 73% 3 52 Senior Loan Georgetown, TX Multifamily 12/16/2021 35.2 35.2 35.2 8.8 +3.4% 1.3 $167,381 / unit 68% 3 Total / Weighted Average $8,266.5 $5,736.8 $5,310.4 $1,401.4 +3.3% 1.7 65% 3.1 Real Estate Assets 1 Real Estate Owned Mountain View, CA Office 6/28/2024 n.a. 121.0 121.0 121.0 n.a. n.a. $391 / SF n.a. 2 Real Estate Owned Portland, OR Retail / Redevelopment 12/16/2021 n.a. 94.5 94.5 94.5 n.a. n.a. n.a. n.a. 3 Real Estate Owned West Hollywood, CA Condo 4/15/2025 n.a. 94.2 94.2 39.2 n.a. n.a. $2,527,027 / unit n.a. 4 Equity Method Investment(9) Seattle, WA Life Science 6/28/2024 n.a. 92.7 92.7 51.7 n.a. n.a. $583 / SF n.a. 5 Real Estate Owned Raleigh, NC Multifamily 8/12/2025 n.a. 71.5 71.5 31.5 n.a. n.a. $223,438 / unit n.a. 6 Real Estate Owned Philadelphia, PA Office 12/22/2023 n.a. 21.9 21.9 21.9 n.a. n.a. $104 / SF n.a. Total / Weighted Average $495.8 $495.8 $359.7 CMBS Investments 1 CMBS B-Pieces(10) Various Various 2/13/2017 n.a. 40.0 35.5 35.5 4.8% 3.7 58% 2 CMBS B-Pieces Various Various 6/18/2025 n.a. 9.1 9.1 9.1 5.9% 9.5 42% Total / Weighted Average $49.1 $44.6 $44.6 5.0% 4.9 55% Portfolio Total / Weighted Average $6,281.6 $5,850.8 $1,805.8 +7.4% 1.8 65% 3.1 3Q'25 Portfolio Details *See footnotes on subsequent page ($ in Millions)

22 3Q'25 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets and other investments. Excludes loans that were fully written off. For Senior Loan 6, the total whole loan is $199.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of September 30, 2025, at a fixed interest rate of 4.5%. The mezzanine note interest is payment-in-kind (“PIK Interest”), which is capitalized, compounded, and added to the outstanding principal balance of the respective loan. (2) Total Whole Loan represents the total commitment of the entire loan originated, including participations by KKR affiliated entities. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) Real Estate Owned ("REO"), net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments, net of borrowings. (4) Weighted average is weighted by the current principal amount of our loans and the investment amount of CMBS investments. Weighted average LTV excludes risk-rated 5 loans and weighted average coupon excludes loans on nonaccrual status. (5) Coupon expressed as spread over Term SOFR. (6) Maximum remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 1, 2, 4, 11, 16 and 38, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS investments, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. For Senior Loans 1, 2, 4, 11, 16 and 38, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (9) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision- making with the KKR affiliate under the TIC agreement. (10) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

23 3Q'25 Portfolio Activity (1) Includes a $71 million transfer to REO and a $14 million write-off (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Loan Portfolio Activity Future Funding Obligations(2) ($ in Millions) Real Estate Assets & CMBS Investments Loan Portfolio Principal (1)

24 Fully Extended Loan Maturities Note: Based on current principal amount. Excludes real estate owned and equity method investments Fully Extended Loan Maturities ($ in Millions) $42 $1,697 $2,530 $426 $24 $590 2025 2026 2027 2028 2029 2030 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Fully extended weighted average loan maturity of 1.7 years

25 KREF Debt Maturities Note: Does not include collateralized loan obligations (CLOs). Maturity year represents the earlier of (i) the maximum maturity of the underlying loans pledged as collateral or (ii) the maximum maturity of the respective financing agreements Upcoming Debt Maturities by Year ($ in Millions) $0 $0 $0 $0 $0 $0 $648 $22 $406 $1,558 $219 $103 $399 Secured Financing on Loans Corporate Debt 2025 2026 2027 2028 2029 2030 2031 2032 $0 $500 $1,000 $1,500 $2,000 No final facility maturities until 2027 and no corporate debt due until 2030 The table below may represent estimated earlier repayments based on the maturity dates of underlying loan collateral

26 Consolidated Balance Sheets (in thousands - except share and per share data) September 30, 2025 December 31, 2024 Assets Cash and cash equivalents $ 204,094 $ 104,933 Commercial real estate loans, held-for-investment 5,296,610 5,888,622 Less: Allowance for credit losses (157,344) (117,103) Commercial real estate loans, held-for-investment, net 5,139,266 5,771,519 Real estate owned, held for investment, net 338,937 262,479 Real estate owned assets, held for sale 127,871 56,554 Equity method investment, real estate asset 92,741 81,708 Equity method investment, CMBS B-Pieces 35,540 35,598 Variable interest entity assets, CMBS trust, at fair value 505,820 — Accrued interest receivable 25,745 28,754 Other assets 14,960 8,853 Total Assets $ 6,484,974 $ 6,350,398 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,699,119 $ 2,798,674 Collateralized loan obligations, net 1,324,409 1,766,104 Secured term loan, net 633,541 333,853 Dividends payable 16,307 17,178 Accrued interest payable 12,680 19,939 Real estate owned liabilities, held for sale 1,132 1,328 Variable interest entity liabilities, CMBS trust, at fair value 496,703 — Due to affiliates 6,092 5,919 Other liabilities 12,878 8,524 Total Liabilities 5,202,861 4,951,519 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (65,227,255 and 68,713,596 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively) 652 686 Additional paid-in capital 1,687,029 1,714,684 Accumulated deficit (458,049) (370,471) Total KKR Real Estate Finance Trust Inc. Stockholders' Equity 1,229,763 1,345,030 Noncontrolling interests in equity of consolidated joint ventures 52,350 53,849 Total Equity 1,282,113 1,398,879 Total Liabilities and Equity $ 6,484,974 $ 6,350,398

27 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended Nine Months Ended September 30, 2025 June 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Net Interest Income Interest income $ 108,019 $ 112,272 $ 140,150 $ 334,258 $ 441,019 Interest expense 82,685 82,101 103,145 247,412 324,437 Total net interest income 25,334 30,171 37,005 86,846 116,582 Other Income Revenue from real estate owned operations 4,742 4,025 8,539 11,656 19,302 Income (loss) from equity method investments (105) (619) 156 (925) 1,619 Change in net assets of consolidated CMBS trust 347 41 — 388 — Gain (loss) on sale of investments — 1,192 — 1,192 (615) Other miscellaneous income 1,096 1,061 1,320 3,344 4,544 Total other income 6,080 5,700 10,015 15,655 24,850 Operating Expenses Provision for (reversal of) credit losses, net 975 49,848 38,200 75,686 76,011 Expenses from real estate owned operations 7,302 6,178 5,488 18,954 17,378 Management fees to affiliate 5,619 5,737 5,901 17,153 18,614 General and administrative 4,746 4,681 4,668 14,258 14,455 Total operating expenses 18,642 66,444 54,257 126,051 126,458 Income (Loss) Before Income Taxes 12,772 (30,573) (7,237) (23,550) 14,974 Income tax expense — — 91 — 203 Net Income (Loss) 12,772 (30,573) (7,328) (23,550) 14,771 Net income (loss) attributable to noncontrolling interests (1,006) (847) 60 (2,741) (565) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries 13,778 (29,726) (7,388) (20,809) 15,336 Preferred stock dividends 5,326 5,326 5,326 15,978 15,978 Participating securities' shares in earnings 373 373 277 1,109 865 Net Income (Loss) Attributable to Common Stockholders $ 8,079 $ (35,425) $ (12,991) $ (37,896) $ (1,507) Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ 0.12 $ (0.53) $ (0.19) $ (0.56) $ (0.02) Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 65,876,727 67,191,309 69,434,938 67,267,388 69,414,990 Dividends Declared per Share of Common Stock $ 0.25 $ 0.25 $ 0.25 $ 0.75 $ 0.75

28 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) (1) Numbers presented may not foot due to rounding (in thousands - except share and per share data) Three Months Ended September 30, 2025 Per Diluted Share(1) June 30, 2025 Per Diluted Share(1) September 30, 2024 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ 8,079 $ 0.12 $ (35,425) $ (0.53) $ (12,991) $ (0.19) Adjustments Non-cash equity compensation expense 2,174 0.03 2,141 0.03 2,180 0.03 Depreciation and amortization 981 0.01 740 0.01 732 0.01 Unrealized (gains) or losses, net (65) — 238 — (344) — Provision for credit losses, net 975 0.01 49,848 0.74 38,200 0.55 Gain on sale of investments — — (1,192) (0.02) — — Distributable Earnings before realized gains and losses $ 12,144 $ 0.18 $ 16,350 $ 0.24 $ 27,777 $ 0.40 Realized loss on loan write-offs, net (14,394) (0.22) (20,434) (0.30) (1,832) (0.03) Realized gain on sale of investments — — 1,192 0.02 — — Distributable Earnings (Loss) $ (2,250) $ (0.03) $ (2,892) $ (0.04) $ 25,945 $ 0.37 Diluted weighted average common shares outstanding 65,876,727 67,191,309 69,434,938

29 Key Definitions “Distributable Earnings (Loss)": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.